Exhibit 99.1 NASDAQ: DTI INVESTOR PRESENTATION SUMMER 2025 DRILLINGTOOLS.COM

FORWARD LOOKING STATEMENTS General: Drilling Tools International Corporation (“DTI”) is making this presentation available in connection with the release of its financial results for the three months and full year ended December 31, 2024. The information contained in this presentation does not purport to be all-inclusive or to contain all information that prospective investors may require. Prospective investors are encouraged to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission’s (“SEC”) EDGAR system at www.sec.gov and on our website at www.drillingtools.com. Forward-Looking Statements: This presentation and the oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. DTI’s actual results may differ from its expectations, estimates and projections, and, consequently, you should not rely on these forward-looking statements as predictions of future events. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, statements regarding DTI and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements in this presentation may include, for example, statements about: (1) the demand for DTI’s products and services, which is influenced by the general level activity in the oil and gas industry; (2) DTI’s ability to retain its customers, particularly those that contribute to a large portion of its revenue; (3) DTI’s ability to employ and retain a sufficient number of skilled and qualified workers, including its key personnel; (4) DTI’s ability to market its services in a competitive industry; (5) DTI’s ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of its business; (6) potential liability for claims arising from damage or harm caused by the operation of DTI’s tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (7) DTI’s ability to obtain additional capital; (8) potential political, regulatory, economic and social disruptions in the countries in which DTI conducts business, including changes in tax laws or tax rates; (9) DTI’s dependence on its information technology systems, in particular Customer Order Management Portal and Support System, for the efficient operation of DTI’s business; (10) DTI’s ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (11) DTI’s ability to maintain an effective system of disclosure controls and internal control over financial reporting; (12) the potential for volatility in the market price of DTI’s common stock; (13) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (14) the potential for issuance of additional shares of DTI’s common stock or other equity securities; (15) DTI’s ability to maintain the listing of its common stock on Nasdaq; and (16) other risks and uncertainties separately provided to you and indicated from time to time described in DTI’s most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC. These forward-looking statements are based on DTI management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. DTI cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. You should also carefully consider the risks and uncertainties described and the information presented in DTI’s current annual report on Form 10-K filed March 14, 2025 and in subsequent current, quarterly and annual reports filed with or furnished to the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. DTI undertakes no obligation to and accepts no obligation to release publicly any updates or revisions to any forward-looking statements or to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Industry, Market Data and Partnerships: In this presentation, DTI relies on and refers to certain information and statistics regarding the markets and industries in which DTI competes. Such information and statistics are based on management’s estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While DTI believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. DTI has not independently verified the accuracy or completeness of the information provided by the third-party sources. This presentation contains descriptions of certain key business partnerships of DTI. These descriptions are based on DTI’s management team’s discussion with such counterparties, certain non-binding written agreements and the latest available information and estimates as of the date of this presentation. Use of Projections: This presentation contains projected financial information with respect to DTI. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Further, illustrative presentations are not necessarily based on management’s projections, estimates, expectations or targets but are presented for illustrative purposes only. DTI’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and the inclusion of such information in this presentation is not intended, and should not be regarded, as a representation by any person that the results reflected in such forecasts will be achieved. Further, the metrics referenced in this presentation regarding select aspects of DTI’s operations were selected by DTI on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of DTI’s business, are incomplete and are not necessarily indicative of DTI’s performance or future performance or overall operations. Any views expressed herein reflect the judgment of DTI as of the date of this presentation and may be subject to change if DTI becomes aware of any information, whether specific to a transaction or general (including changes in prevailing capital markets conditions), which may have an impact on any such views. You should not assume that any information in this overview is accurate as of any date other than the date hereof or as otherwise specified herein. There can be no assurance that historical trends will continue. Any investment in DTI’s common stock entails a high degree of risk. No assurance can be given that investors will receive a return on their capital, and investors could lose part or all of their investment. Non-GAAP Financial Measures: This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to: Adjusted EBITDA, Adjusted Net Income, Adjusted Free Cash Flow, and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing DTI’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income (loss), net cash (used in) provided by operating activities or other measures of profitability, liquidity or performance under GAAP. You should be aware that DTI’s presentation of these measures may not be comparable to similarly titled measures used by other companies. DTI believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to DTI’s results of operations. DTI believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in DTI, and in comparing DTI’s financial measures with those of other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgment by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this presentation or to the tables herein for a reconciliation of these measures to what DTI believes are the most directly comparable measure evaluated in accordance with GAAP. Reconciliation of historical non- GAAP measures to comparable GAAP measures are provided in the Appendix. This presentation also includes certain projections of non-GAAP financial measures. Reconciliation of these items to net income include gains or losses on sale or consolidation transactions, accelerated depreciation, impairment charges, gains or losses on retirement of debt, variations in effective tax rate and fluctuations in net working capital, which are difficult to predict and estimate and are primarily dependent on future events. Rounding: Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding. Trademarks: This presentation contains trademarks, service marks, trade names and copyrights of DTI and other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but DTI will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Further, third-party logos included in this presentation may represent past or present vendors or suppliers of materials and/or products to DTI for use in connection with its business or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that DTI will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future.

OVERVIEW BY THE CEO BUILT FOR OUTPERFORMANCE At DTI, we're not just adapting to the future of drilling – we're shaping it. We continue to have success in integrating our latest acquisitions, realizing synergies and positioning DTI for the future. Our strategic consolidation of the oilfield service rental tool industry, coupled with our focus on innovative technologies, allows us to meet the evolving needs of our customers. As we look ahead, we're committed to driving efficiency, expanding our global footprint, and delivering value to our stockholders in an industry that demands constant evolution. Wayne Prejean Chief Executive Officer 3

THE LIFECYCLE TO PROVIDE MISSION CRITICAL DRILLING TOOLS Consistent Revenue Growth Expanding Global Footprint DTI continues to expand globally with extensive operations in North America, Europe, Middle East, $42.9 Million 16% (Q/Q) Africa and throughout Asia Pacific. Q1 2025 revenue reflects Despite a 6% global broad scope and scale rig count decline over the same period Extensive Tool Inventory Q1 2025 Revenue Mix Active rental and market participation on 60% of drilling rigs in North America and growing in the Eastern Hemisphere. 89% 11% Western Hemisphere Eastern Hemisphere 15 service and support 11 service and support facilities facilities Efficient In House Manufacturing & Repair Facilities Building and Maintaining existing fleet and future innovations at a competitive edge. 4

BLUE CHIP CUSTOMER BASE ACROSS E&P AND OFS COMPANIES 5

DTI LEADERSHIP TEAM EXPERIENCE MATTERS 6

OUR CUSTOMERS & WHY THEY RENT TOOLS Complex drilling, completions, and workover Benefits operators receive from programs lead most operators and service providers renting tools to focus on core competencies while preferring to ► Outsources Logistics, Inspection, Storage & Maintenance rely on third-parties for rental tool support. ► Fill Equipment Supply Gaps ► Immediate Equipment Availability ► Focus Capex On Core Operations ► Eliminates Equipment Redeployment Risk (1) Our Customers ► Control Expenses & Inventory ► Access To the Right Equipment for Any Job 6% E&P Operators Oilfield Service 47% 47% Companies Why rent from DTI? Other Our Rental Offering Provides Customer Efficiency & Value-Additive Solutions 7 1) Represents YTD 2025 customer breakdown

COMPREHENSIVE OFFERING TO SUPPLY DOWNHOLE TECHNOLOGY ACROSS WELL CONSTRUCTION AND ABANDONMENT OPERATIONS

Differentiated and extensive inventory of tools to address the wide-ranging needs of Oil & Gas customers across all regions



Crossover Subs/Accessories
Surface & Downhole
Drill Pipe
Heavy Weight
Drill Pipe
Rubblizer for Plug and Abandonment
Drill Collar
Mechlok
Drill-N-Ream
Non-Magnetic Collar
Sleeve Stabilizer
Bit
Drilling
RotoSteer
Stabilizer
MWD
Mud Motor
Bit Sub
Completion
TurboCaser
Completion
TurboRunner

Completion, MWD, Mud Motor; Currently not supplied by DTI

8

MODERN MANUFACTURING &AND REPAIR SERVICES Responsive, Scalable Ability to manufacture most of our rental tools enables cost reduction & and Low Cost control of supply chain • We purchase premium drill pipe and tubing from reputable and qualified third parties Machine and repair equipment ensures product quality, increases product life, and improves fleet utilization Vernal, UT Nisku, CANADA Broussard, LA ✓ Bit repair and manufacture✓ Relocated to a new facility in 2024 ✓ Vertically integrated portion of DTR ✓ Drill N Ream support ✓ Poised to better serve DTI’s client and rental tool business base through a fit for purpose facility ✓ Specializes in PDC tool technology ✓ Allows for cost control ✓ High-Spec machining equipment ✓ Supports Canada and other ✓ Provides a sustainable queue of tools International locations and facility 9

KEY OPERATIONAL DIFFERENTIATORS

Proprietary **COMPASS** Order Management System

Unique, Proprietary Software and Support System

Full Catalog of Tools and Equipment

Expedites Order Process

Effective Pricing Controls

Customized, Automated, Accurate Reporting

Provides Customers Centralized Order Management

Transaction Data Analyzed for Strategic Fleet Management

COMPASS provides valuable information to **DTI** for making **data-based capital allocation decisions**

CUSTOMER
ORDER
MANAGEMENT
PORTAL
AND
SUPPORT
SYSTEM

DRILLING TOOLS® INTERNATIONAL

COMPASS provides the customer traceability and transparency in the rental tool process.

Customers can order their own tools online through Compass with an "Amazon style" experience.



CUSTOMER
DRILLING TOOLS
COMPASS
DRILLING TOOLS

10

EXECUTING OUR STRATEGIC PLAN DELIVERING IMPROVED RESULTS REPORTED 2025 FIRST QUARTER GROWTH (1) 16% Q/Q Revenue 22% Q/Q Adj. Free Cash Flow DTI ACHIEVEMENTS SINCE BECOMING A PUBLIC COMPANY IN JUNE 2023 ➢ Four acquisitions in 9 months ➢ Deep Casing Tools / Superior Drilling Products / European Drilling Projects / Titan Tools ➢ Improved liquidity and strengthened the balance sheet ➢ Expanded the ABL Credit Facility from $60 million to $80 million ➢ Added a $25 million term loan maturing in March 2029 ➢ Grew portfolio from 2 to 16 patented products ➢ Approximately 150 active patents supporting those technologies. ➢ 2025 Outlook represents stable financial results despite an uncertain market environment (1) ➢ Maintaining healthy Adjusted Free Cash Flow Margins ➢ Despite anticipated declines in activity levels (1) Adjusted Free Cash Flow is a non-GAAP financial measure. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures 11 calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”).

Capital Allocation Strategy Prioritizing Financial Strength Through Disciplined Approach ► Maintenance & Organic Growth Investments “We are constantly evaluating our capital ► Unique CapEx lever that enables DTI to allocation strategy to ensure we are prioritizing selectively deploy capital for future strategic opportunistic capital deployment with the sole growth or harvest Adj. Free Cash Flow focus of maximizing value for our shareholders. Going forward, we intend to utilize the tools at our ► Strategic Acquisitions disposal and allocate resources to the areas with ► Announced four acquisitions in 2024 that further strengthened business model & diversified the greatest returns.” geographic footprint ► Have identified additional near-term targets ► Return of Capital to Shareholders David Johnson ► Authorized $10mm share repurchase program Chief Financial Officer ► Allows DTI to opportunistically capitalize on dislocations between share price and perceived value ► Provides flexibility to optimize capital structure and flexibility to efficiently manage equity base 12

ORGANIC GROWTH DRIVERS

DRILLING TOOLS® INTERNATIONAL

- ✓ **2025 results will include a full year of contributions from all acquisitions announced in 2024**
- ✓ **Leverage our global footprint of distribution and sales channel to market**
- ✓ **Expand scope of tools & services through technological advancements**
- ✓ **Leading edge downhole technology for extended reach drilling**
  - ✓ Proprietary examples: Deep Casing Tools / Next Generation Stabilizers –Fixed Blade
  - ✓ RotoSteer™ / Drill-N-Ream® / SafeFloat™
- ✓ **Grow customer base and gain global market share utilizing acquisitions / technology**
- ✓ **Trend towards longer laterals favors DTI's new technology**
- ✓ **International markets adopting unconventional "shale type" drilling applications**
  - ✓ DTI is well positioned to supply in those markets

13

M&A GROWTH STRATEGY: SIGNIFICANT CONSOLIDATION UPSIDE DTI has established a framework and robust pipeline to strategically consolidate the oilfield service rental tool industry through accretive acquisitions Large Fragmented Industry Large universe of potential targets – primarily smaller, specialized regional companies & individual products Broaden International Expansion Leverage Existing Customer Relationships Continue to strategically review DTI’s 325+ MSAs, many of which are with international markets and potential leading service companies and E&P distribution partners operators, can accelerate growth DTI’s Increase Product Sophistication Leverage DTI’s Large Facility Footprint M&A Continue expanding into higher value, more Geographic presence in all major markets Framework sophisticated tools (e.g., enhanced enables quick deployment of DTI’s suite of extended reach wellbore technologies) products and services Create Drilling Efficiencies Commercialize “Good Ideas” Strategic emphasis on products that reduce Platform and experienced team can quickly rig days per well and therefore deliver higher commercialize new technologies that margins and increased customer value otherwise have a limited path to market 14

M&A GROWTH STRATEGY: SIGNIFICANT CONSOLIDATION UPSIDE M&A Pipeline Unlock Business Potential and Profit with ~25 ~5 Acquired Companies 500+ 100+ 10 15

SYNERGIES Clear path to margin enhancement and free cash flow optimization (1) Adjusted Free Cash Flow Growth $14.0M - $19.0M Status update $17.2M ► DTI has developed a proven integration playbook ► On track to achieve 100% of the $4.5 million in previously announced SDPI synergies by August 2025 DTI in 2024 DTI + Acquisitions Run Rate ► Identified additional synergies in excess of targeted amount (2) Adjusted FCF Margin Outlook ► Integrating acquired assets and tools into the DTI platform 11.1% 10.7% ► Drive margins and enhance market share through differentiated approach ► Achieved/visibility additional efficiencies with acquired assets (3) ► Migrating all acquisitions to common ERP system and DTI in 2024 DTI + Acquisitions Run Rate COMPASS platform – “One DTI” Initiative (1) Adjusted Free Cash Flow is a non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). (2) Adjusted Free Cash Flow Margin is defined as Adjusted EBITDA less Gross Capital Expenditures divided by Total Revenue (3) Outlook reflects the midpoint of 2025 guidance and represents a slight year-over-year decline due to growth investments made in the Eastern Hemisphere. 16

SUSTAINABLE GROWTH EXECUTING THE PLAN (1) Revenue Adjusted EBITDA (in millions) (in millions) $145.0 - $165.0 $51.0 $32.0 - $42.0 $154.4 $40.1 $152.0 (2) (2) 2023 2024 2025E 2023 2024 2025E (1) Adjusted Free Cash Flow Capital Expenditures (in millions) (in millions) $14.0 - $19.0 $43.8 $17.2 $18.0 - $23.0 $22.9 $7.3 (2) (2) 2023 2024 2025E 2023 2024 2025E 1) Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). 2) 2025E represents the Company’s outlook as of May 13, 2025 as shown on page 25 17

COMPONENTS OF ADJUSTED EBITDA Increased Growth Capital spending in recent years now supports stronger Adjusted Free Cash Flow in 2025+ Commentary Smart Capital Expenditures (1) Adj. Free Cash Flow can be directly influenced by $7.3 Growth CapEx strategy $24.1 $17.2 Growth CapEx is company $14.0 - $19.0 funded and grew as a $7.9 percentage of revenue in $5.0 - $7.0 2023, which supported $19.7 $15.0 $13.0 – $16.0 stronger 2024+ Adj. Free Cash Flow 2023 2024 2025E Maintenance CapEx Growth CapEx Adj. Free Cash Flow Maintenance CapEx is primarily funded by tool 2023 2024 2025E recovery revenue and helps (2) Maintenance CapEx % of Revenue 13% 10% ~9% keep our rental fleet (2) relevant and sustainable Growth CapEx % of Revenue 16% 5% ~4% (1) Adj. Free Cash Flow % of EBITDA 14% 43% ~44% Source: Company financials and management estimates. 2025E represents the Company’s outlook as of May 13, 2025 as shown on page 25 1) Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures 18 2) Maintenance and Growth percentages for FY 2025 represent the current forecasted split as of May 13, 2025

(1) PEER ADJ. FREE CASH FLOW MARGIN COMPARISONS (2) 2024 Actual 2025 Estimates 35% 35% 30% 30% 25% 25% 20% 20% 15% 15% 10% 10% 5% 5% 0% 0% WHD BKR XPRO DTI RNGR OIS BOOM RES WHD XPRO BKR DTI OIS RNGR BOOM RES Tool recovery revenue Lost or damaged equipment charges, allows DTI to sustain its fleet, maintain relevant tools and technology, and generate positive adjusted free cash flow throughout industry cycles. 1) Adjusted Free Cash Flow Margin is defined as Adjusted EBITDA less Gross Capital Expenditures divided by Total Revenue 2) Uses midpoint of DTI's 2025 guidance and FY25 consensus estimates for peer group 19

Valuation vs. Peer Returns 2024 Actual 25% 20% 15% 10% 5% 0% WHD BKR RNGR XPRO DTI RES BOOM OIS EV/EBITDA 8.21x 8.66x 3.16x 2.62x 3.52x 3.35x 7.54x 4.65x Multiple 1) ROCE is defined as EBIT divided by Capital Employed (Total Assets - Total Current Liabilities) 2) EV/EBITDA multiples based on the Enterprise Value as of 5/13/2025 and FY 2024 reported EBITDA 20

NEW GEOGRAPHIC SEGMENTS 21

WESTERN HEMISPHERE OVERVIEW

Regional Highlights

- Sustainable rental activity with major market share
  - Over 60% of all drilling rigs in NA utilize DTI tools and equipment
- Presence across all major basins in North America
- A market leader in the deep-water Gulf of America
- ~62,000 tools deployed in North America
- 15 Service and Support Centers
- 3 Manufacturing Facilities



Revenue Contribution



89%

1Q25 Sales[1]	Product	Rental
Western	$ 8.5M	$ 32.7M
Eastern	$ 0.5M	$ 4.5M

Product Sales (Q/Q) ↑ 38%   Tool Rental (Q/Q) ↑ 2%

Product Service Lines Deployed

- Rental tools used in bottom hole assemblies ("BHA")
  - Subs, Stabilizers, Collars, Accessory Tools
- Wellbore Optimization Tools
  - Drill-N-Ream® - RotoSteer™ - Fixed Blade Stabilizers & Sleeves
- Tubular Goods for drilling, workover and completion operations
  - Drill Pipe, Tubing, Handling Tools and Accessories
- Blowout preventers and related pressure control equipment
- Target Depth Technologies – "Deep Casing Tools" Suite of Products
  - TurboRunner, TurboCaser, MechLOK and Rubblizer

1) Excludes the financial impact of intercompany eliminations

22

![DRILLING TOOLS INTERNATIONAL]

EASTERN HEMISPHERE OVERVIEW

Revenue Contribution(2)


11%

1Q25 Sales(1)	Product	Rental
Western	$ 8.5M	$ 32.7M
Eastern	$ 0.5M	$ 4.5M

Product Sales (Q/Q) ↓ 36%   Tool Rental (Q/Q) ↑ 968%

Product Service Lines Deployed

- Rental tools used in bottom hole assemblies ("BHA")
  - Subs, Stabilizers, Collars, Accessory Tools, Hole Openers
- WellBore Optimization Tools
  - Drill-N-Ream® - Fixed Blade Stabilizer Technology - RSS Sleeves
- Target Depth Technologies – "Deep Casing Tools" Suite of Products
  - TurboRunner, TurboCaser, MechLOK and Rubblizer

Regional Highlights

- Expanded international market share over the past twelve months with the acquisitions of Deep Casing Tools, European Drilling Projects and Titan Tools
- Expect international revenue growth as a percentage of total revenue in 2025
- Expanding footprint in Europe, Middle East and Asia
- International fleet growing rapidly
- 11 International Service and Support Centers



1) Excludes the financial impact of intercompany eliminations
2) Reflects an increase in Eastern Hemisphere total revenue contribution from 3% in the first quarter of 2024 to 11% in the first quarter of 2025, thus resulting in an exaggerated growth comparison for Tool Rental revenue

23

EASTERN HEMISPHERE EXPANSION FOR A GLOBAL FOOTPRINT GLOBAL REVENUE SPLIT WESTERN | EASTERN HEMISPHERE ~1% ‘23 ~8% ‘24 ~16% ‘25 “Our global footprint creates powerful synergies in terms of tool deployment efficiencies, sales potential and technological development.” Aldo Rodriquez VP of Sales 24

2025 FINANCIAL OUTLOOK Delivering Adjusted Free Cash Flow Throughout The Cycle ✓ DTI expects to deliver Adjusted Free Cash Flow growth despite an Key guidance summary anticipated decline in rig count in 2025 (3) ($ thousands) FY 2025 Guidance Revenue $145,000 - $165,000 ✓ FY 2025 guidance includes contributions from all four (1) Adjusted EBITDA $32,000 - $42,000 acquisitions closed over (1)(2) Adjusted Free Cash Flow $14,000 - $19,000 the last twelve months Capital Expenditures $18,000 - $23,000 ✓ Expect to double revenue contribution from Eastern Hemisphere in FY 2025 1) Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). 2) Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures 25 3) Guidance is subject to change dependent upon market conditions

DTI’S DIFFERENTIATED GROWTH STRATEGY Creates A Compelling Investment Profile 1 A Market Leader in Downhole Tools for the Oil & Gas Industry 2 Blue Chip Customers Strategic Model Delivering Through-Cycle Outperformance 3 4 Proven Growth: Organic & M&A in Fragmented Industry 5 Strong Balance Sheet / Low Leverage / Significant Free Cash Flow 6 Experienced and Proven Leadership Team 7 Sustainable Financial Growth Outlook 26

ADDITIONAL INFORMATION 27

ORGANIZATIONAL STRUCTURE INSIDER OWNERSHIP Company Profile PE reinvested 100% of their equity, demonstrating a Ticker: DTI (NASDAQ) Current Change ➢ long-term commitment to DTI’s success and growth. Shares Outstanding 35,592,737 19.6% Support strategic acquisitions and expansions, ➢ Market Capitalization enhancing DTI's capabilities and market reach. $84.4 M (34.8)% (as of 3/31/2025) Foster a culture of accountability and long-term focus, ➢ Shareholders’ Equity $122.7 M 52.4% leading to more effective decision-making and (as of 3/31/2025) strategic planning. Private Equity (PE) Ownership 42.4% (12.0)% (1) Ownership Profile as of 6/21/2023 Ownership Profile as of 12/31/2024 PE PE 45.6% 42.4% 54.4% 57.6% Other Other Improving float and liquidity over time → 1) DTI’s first day of trading on NASDAQ 28

STRATEGIC RATIONALE
DEEP CASING TOOLS[1]


500+
100+
~25
~5

Adds to DTI's technology platform

- ✓ **Expands intellectual property portfolio by over 60 patents**

Adds strong international customer relationships

- ✓ **ADNOC / ARAMCO / PEMEX / PETROBRAS / PETRONAS**

Accretive to DTI's earnings and Adj. Free Cash Flow profile

Opportunity to expand Deep Casing products into North America



1) Deep Casing Tools merger closed on March 18, 2024

DRILLING TOOLS® INTERNATIONAL 29

500+
100+
~25
~5

STRATEGIC RATIONALE
SUPERIOR DRILLING PRODUCTS[1]

Enhances vertical integration of differentiated technology

- ✓ Cost savings on Drill-N-Ream® tool
- ✓ Synergies – eliminates duplicative public company costs
- ✓ Adds significant precision manufacturing capacity



Enhances horizontal opportunities

- ✓ Expands DTI's intellectual property portfolio by over **10 patents**
- ✓ Will own global rights to Drill-N-Ream tool
- ✓ Accelerate Drill-N-Ream growth opportunities world-wide
- ✓ Entrance into drill bit re-manufacture and repair business



1) Superior Drilling Products merger closed on August 1, 2024

DRILLING TOOLS® INTERNATIONAL 30

500+
100+
~25
~5

STRATEGIC RATIONALE
EUROPEAN DRILLING PROJECTS(1)

DTI Enhances Technological Advancement & Global Expansion Efforts

- ✓ Adds key personnel, industry expertise and customer relationships
- ✓ Adds cutting-edge tools, such as the FixedBlade® Stabilizer, to DTI's industry leading technology portfolio



STRATEGIC RATIONALE
TITAN TOOLS SERVICES(2)

Expands Global Reach in Downhole Tool Services

- ✓ Enhances DTI's product offerings and technological capabilities
- ✓ Strengthens DTI's presence in the North Sea, European and African markets



1) European Drilling Projects merger closed on October 1, 2024
2) Titan Tools Services merger closed on January 2, 2025

DRILLING TOOLS® INTERNATIONAL 31

ESG & SAFETY ARE INTEGRAL TO OUR SUCCESS DTI is committed to environmental stewardship ✓ Continuous evaluations and control measures to ensure minimization of waste ✓ Pursuing highest levels of operational proficiency to reduce rework, and use of chemicals and waste Environmental ✓ Actively promoting recycling including extensive rental tool recycling and refurbishment programs & opportunities to redeploy equipment for energy transition markets such as geothermal, carbon capture and storage ✓ Identify and control exposures to limit potential injury and production Social interruptions or damages (+Safety) ✓ Continual contributions to local community events, charities and employee activities DTI’s leadership is focused on deriving long-term value for all stakeholders by: (1) ✓ Executive accountability through the election of an independent board Governance ✓ Strong internal controls 32

OVERVIEW OF DIRECTIONAL TOOL RENTALS KEY EQUIPMENT Stabilizers Reduces drill string vibration and torque… Drill collars Adds weight to the BHA to increase rate of penetration (“ROP”) and reduce vibration… Subs & other equipment Variety of subs, crossovers and handling tools used in the drill string 33

OVERVIEW OF WELLBORE OPTIMIZATION TOOLS Specialty tools division with focused field sales and service professionals providing rig site visits and customer service, enabling consistent product performance and customer satisfaction PRODUCTS OFFERED Drill-N-Ream® (DNR) Wellbore Conditioning Tool Substantial Improvements in Wellbore Quality Patented technology allows the tool to Numerous benefits to the customer Allows operators to extend length of maintain a market leading position wellbore at a lower cost TM Emerging Technology RotoSteer 2023: Commercially launched Improves ROP, reduces torque and drag and Potential application for hundreds eliminates slides of wells annually 34

OVERVIEW OF PREMIUM TOOLS KEY EQUIPMENT

DRILLING TOOLS® INTERNATIONAL

DTI offers a wide array of premium tubulars for drilling, workover and completion operations, API blowout preventers and pressure control accessories as well as a comprehensive suite of related handling tools



Tubulars

Drill Pipe – 2 $^{7}/_{8}$ to 5 $^{1}/_{2}$ inch API bottleneck, slim-hole, API, proprietary double shoulder-high torque connections

Heavy-Weight Drill Pipe – 3 $^{1}/_{2}$ to 5 $^{1}/_{2}$ inch API bottleneck, slim-hole, API, proprietary double shoulder-high torque connections

Drill Collars – 3 $^{1}/_{8}$ to 9 $^{1}/_{2}$ steel spiral and slick

Kellys – hex or square from 38 to 46 inch

Pup Joints – drill pipe and tubing

Tubing – premium PH-6, CS-8 and API 8Rd with thread from 2 $^{3}/_{8}$ to 4 $^{1}/_{2}$



Handling Tools

Stabbing Guides – for tubing and drill pipe

Drifts – for all pipe sizes (Teflon, steel and aluminum)

Rotary Slips – for tubing, casing, drill pipe and drill collars

Safety Clamps – for pipe and collars

Manual Tongs – K-25 to K-70 hand tongs and HT-200 manual rotary tongs

Elevators – slip grip, bottleneck and bushing types

Subs – TDS, wear, float, X-over, bit, lift and pump-ins



Other Products

Blowout Preventers – 5M, 10M and 15M psi

Accumulators – diesel, electric and air powered

Hoses – high pressure, fire retardant and steel flex

Spools – spacers, adaptors and diverters

Double Studded Adaptors

Gate Valves – manual, hydraulic and air actuated

Chokes – manual adjustable and fixed orifice

Manifolds – skid mounted custom buffers assembled to specification

Flanged Accessories – tees, crosses (flanged and studded)

Stud Bolts – B7M H_2S service

Chicksan Iron – loops, swivel joints and pups

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OTHER PRODUCTS & SERVICES Downhole Inspection Services Technical Services Group ✓ Independent inspection services equipment of all ✓ Sustaining engineering DTI divisions and select external customers ✓ Performance analysis ✓ Critical to efficient operations ✓ Product development ✓ Services across North America including network ✓ Technical support to quality assurance of six domestic and one Canadian inspection facilities Product Sales Internal Support & Emerging Products ✓ Made-to-order downhole drilling tools ✓ Completion and production Product Sales ✓ Production desander tool operations ✓ Williston, ND manufacturing and distribution facility 36

FINANCIAL INFORMATION 37

FIRST QUARTER 2025 INCOME STATEMENT Drilling Tools International Corp. Consolidated Statement of Operations and Comprehensive Income (Loss) (Unaudited) (In thousands of U.S. dollars and rounded) Three Months Ended March 31, 2025 2024 Revenue, net: Tool rental $ 3 4,533 $ 29,966 Product sale 8 ,347 7 ,008 Total revenue, net 42,880 36,974 Operating costs and expenses: Cost of tool rental revenue 7,688 6,484 Cost of product sale revenue 3,558 2 ,053 Selling, general, and administrative expense 21,609 1 7,942 Depreciation and amortization expense 6,722 5 ,365 Total operating costs and expenses 3 9,577 3 1,844 Operating income 3 ,303 5,130 Other expense, net: Interest expense, net (1,309) (182) Gain on sale of property 13 — Loss on asset disposal — (9) Gain (loss) on remeasurement of previously held equity interest — 249 Goodwill impairment (1,901) — Other income (expense), net (1,934) (1,125) Total other expense, net (5,131) (1,067) Income before income tax expense (1,828) 4 ,063 Income tax benefit (expense) 159 (937) Net income (Loss) $ (1,669) $ 3 ,126 Basic earnings per share $ (0.05) $ 0 .11 Diluted earnings per share $ (0.05) $ 0 .11 Basic weighted-average common shares outstanding 35,592,737 29,768,568 Diluted weighted-average common shares outstanding 3 5,592,737 2 9,768,568 Comprehensive income: Net income (Loss) $ (1,669) $ 3,126 Foreign currency translation adjustment, net of tax 942 (511) Net comprehensive income (loss) $ (727) $ 2 ,615 38

FIRST QUARTER 2025 BALANCE SHEET Drilling Tools International Corp. Consolidated Balance Sheets (Unaudited) (In thousands of U.S. dollars and rounded) March 31, December 31, 2025 2024 ASSETS Current assets Cash $ 2 ,789 $ 6,185 Accounts receivable, net 4 2,381 3 9,606 Related party note receivable, current 909 909 Inventories, net 18,250 17,502 Prepaid expenses and other current assets 3,045 3,874 Total current assets 6 7,374 68,076 Property, plant and equipment, net 8 0,863 7 5,571 Operating lease right-of-use asset 23,653 22,718 Intangible assets, net 40,227 37,232 Goodwill 14,401 12,147 Deferred financing costs, net 730 817 Related party note receivable, less current portion 4 ,353 4,262 Deposits and other long-term assets 1,569 1,608 Total assets $ 2 33,169 $ 2 22,431 LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities Accounts payable $ 15,603 $ 1 1,983 Accrued expenses and other current liabilities 9 ,031 7 ,864 Current portion of operating lease liabilities 4 ,258 4,121 Current maturities of long-term debt 5 ,908 6,995 Total current liabilities 3 4,801 30,963 Operating lease liabilities, less current portion 1 9,644 18,765 Revolving line of credit 30,000 27,142 Long-term debt, less current portion 1 8,961 1 9,676 Deferred tax liabilities, net 7,067 5,926 Total liabilities 110,473 1 02,472 Commitments and contingencies Shareholders' equity Common stock, $0.0001 par value, shares authorized 500,000,000 as of March 31, 2025 and December 31, 2024, 35,592,737 issued and outstanding as of March 31, 2024 and 34,704,696 shares issued and outstanding as of December 31, 2024 4 3 Additional paid-in-capital 128,878 1 25,415 Accumulated deficit (5,251) (3,582) Accumulated other comprehensive loss (935) (1,877) Total shareholders' equity 1 22,696 119,959 39 Total liabilities and shareholders' equity $ 2 33,169 $ 2 22,431

FIRST QUARTER 2025 CASH FLOW STATEMENT Drilling Tools International Corp. Consolidated Statement of Cash Flows (Unaudited) (In thousands of U.S. dollars and rounded) Three months ended March 31, 2025 2024 Cash flows from operating activities: Net income (Loss) $ (1,669) $ 3,126 Adjustments to reconcile net income to net cash from operating activities: Depreciation and amortization 6 ,722 5,365 Amortization of deferred financing costs 87 56 Non-cash lease expense 1,383 1 ,111 Unrealized loss on currency remeasurement (114) — Provision for excess and obsolete inventory 418 — Provision for excess and obsolete property and equipment 54 66 Provision for credit losses 217 (135) Deferred tax expense (750) 266 Gain on sale of property (14) — Loss on asset disposal 37 9 Unrealized (gain) loss on equity securities — (249) Gross profit from sale of lost-in-hole equipment (3,145) (2,799) Stock-based compensation expense 541 208 Interest Income on related party note receivable (91) — Goodwill impairment 1 ,901 — Changes in operating assets and liabilities: Accounts receivable, net (670) (1,839) Prepaid expenses and other current assets 572 1 ,723 Inventories, net 2,540 2,836 Operating lease liabilities (1,303) (1,067) Accounts payable (3,651) (2,848) Accrued expenses and other current liabilities (634) (2,517) Net cash flows from operating activities 2,431 3 ,311 Cash flows from investing activities: Acquisition of a business, net of cash acquired (5,619) (18,261) Purchase of intangible assets (681) — Proceeds from sale of property, plant, and equipment 14 — Purchase of property, plant, and equipment (5,043) (6,228) Proceeds from sale of lost-in-hole equipment 4,049 4 ,904 Net cash flows from investing activities (7,280) (19,585) Cash flows from financing activities: Payment of deferred financing costs — (389) Proceeds from Term Loan — 25,000 Repayment of Term Loan (1,250) — Repayment of Promissory Note (216) — Proceeds from revolving line of credit 19,349 — Repayment on revolving line of credit (16,491) — Net cash flows from financing activities 1,392 24,611 Effect of Changes in Foreign Exchange Rate 61 (291) Net Change in Cash (3,396) 8,046 Cash at Beginning of Period 6,185 6 ,003 40 Cash at End of Period $ 2 ,789 $ 14,049

RECONCILIATION OF FIRST QUARTER 2025 ADJUSTED EBITDA Drilling Tools International Corp. Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (In thousands of U.S. dollars and rounded) Three months ended March 31, 2025 2024 Net income (loss) $ (1,669) $ 3 ,126 Add (deduct): Income tax expense (benefit) (159) 937 Depreciation and amortization 6,722 5,365 Interest expense, net 1,309 182 Stock option expense 541 208 Management fees 188 188 Gain on sale of property (14) — Loss on asset disposal — 9 Gain on remeasurement of previously held equity interest — (249) Goodwill impairment 1,901 — Transaction expense 732 889 Other expense, net 1 ,203 236 Adjusted EBITDA $ 10,754 $ 1 0,891 41

RECONCILIATION OF FIRST QUARTER 2025 ADJUSTED FREE CASH FLOW Drilling Tools International Corp. Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (In thousands of U.S. dollars and rounded) Three months ended March 31, 2025 2024 Net income (loss) $ (1,669) $ 3 ,126 Add (deduct): Income tax expense (benefit) (159) 937 Depreciation and amortization 6,722 5 ,365 Interest expense, net 1,309 182 Stock option expense 541 208 Management fees 188 188 Gain on sale of property (14) — Loss on asset disposal — 9 Loss (gain) on remeasurement of previously held equity interest — (249) Goodwill impairment 1,901 — Transaction expense 732 889 Other expense, net 1,203 236 Gross capital expenditures (5,043) (6,228) Adjusted Free Cash Flow $ 5,711 $ 4 ,663 42

RECONCILIATION OF FIRST QUARTER 2025 ADJUSTED NET INCOME Drilling Tools International Corp. Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (In thousands of U.S. dollars and rounded) Three months ended March 31, 2025 2024 Net income (loss) $ (1,669) $ 3 ,126 Transaction expense 732 889 Goodwill impairment 1,901 — Income tax expense (benefit) (159) 937 Adjusted Income Before Tax $ 805 $ 4 ,952 Adjusted Income tax expense (70) (1,142) Adjusted Net Income $ 735 $ 3,810 Adjusted Basic earnings per share $ 0 .02 $ 0 .13 Adjusted Diluted earnings per share $ 0 .02 $ 0 .13 Basic weighted-average common shares outstanding 35,592,737 29,768,568 Diluted weighted-average common shares outstanding 35,778,541 29,768,568 43

RECONCILIATION OF 2025 OUTLOOK Drilling Tools International Corp. Reconciliation of Estimated Consolidated Net Income to Adjusted EBITDA (In thousands of U.S. dollars and rounded) (Unaudited) Twelve Months Ended December 31, 2025 Low High Net Income $ (4,500) $ (1,500) Add (deduct) Interest expense, net 3,700 5,000 Income tax expense (benefit) (1,000) 500 Depreciation and amortization 2 6,500 2 8,000 Management fees 700 800 Other expense 1,500 3,000 Stock option expense $ 2 ,500 $ 3,000 Goodwill Impairment 1,800 2,000 Transaction expense 800 1,200 Adjusted EBITDA $ 32,000 $ 42,000 Revenue 145,000 165,000 Adjusted EBITDA Margin 22% 25% 44

RECONCILIATION OF 2025 OUTLOOK Drilling Tools International Corp. Reconciliation of Estimated Consolidated Net Income to Adjusted Free Cash Flow (In thousands of U.S. dollars and rounded) (Unaudited) Twelve Months Ended December 31, 2025 Low High Net Income $ (4,500) $ (1,500) Add (deduct) Interest expense, net 3,700 5,000 Income tax expense (benefit) (1,000) 500 Depreciation and amortization 2 6,500 28,000 Management fees 700 800 Other expense 1,500 3,000 Stock option expense 2,500 3,000 Goodwill Impairment 1,800 2,000 Transaction expense 800 1,200 Gross capital expenditures (18,000) (23,000) Adjusted Free Cash Flow 1 4,000 1 9,000 Adjusted Free Cash Flow Margin 10% 12% 45